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VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS AND BOND INDEX FUNDS

Supplement to the Prospectus



In the section PURCHASING SHARES, under "Account Minimums for Signal Shares", the third bullet is restated as follows:

-Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Total assets held by the client at Vanguard and average participant account balances must also meet or exceed certain eligibility minimums for Signal Shares. Please consult your Vanguard representative to determine whether your accounts qualify.









(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS1353A 042007